SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2006

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

1700 Perimeter Park Drive, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 23, 2006, Salix Pharmaceuticals, Ltd. issued two press releases announcing the results of the investigator-initiated and Company-sponsored trials related to its products presented at the 71st American College of Gastroenterology Annual Scientific Meeting (the “Meeting”) on October 22 and October 23, 2006, respectively.

On October 24, 2006, the Company issued a press release announcing the results of the investigator-initiated and Company-sponsored trials related its products presented at the Meeting that day. In a separate press release issued on October 24, 2006, the Company announced that it will report financial results for the third quarter ended September 30, 2006 before the market opens on November 7, 2006.

A copy of each of these press releases is attached as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated October 23, 2006 announcing presentations made at the Meeting on October 22, 2006.

99.2	Press release dated October 23, 2006 announcing presentations made at the Meeting that day.

99.3	Press release dated October 24, 2006 announcing presentations made at the Meeting that day.

99.4	Press release dated October 24, 2006 announcing when the Company will report its third quarter financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: October 24, 2006
/s/ Adam C. Derbyshire
Adam C. Derbyshire
Senior Vice President and Chief Financial Officer